UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Senior High Income Portfolio, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 02/29/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Senior High
Income
Portfolio, Inc.


Annual Report
February 29, 2004



Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt investments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a repre-sentation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



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Senior High Income Portfolio, Inc.


The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



A Letter From the President


Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment-grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1-10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts as we enter 2004 indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



A Discussion With Your Portfolio Managers


The Portfolio provided superior returns during the fiscal year, significantly outperforming its blended benchmark as a result of our overweight bond position in the robust high yield market.


How did the Portfolio perform during the fiscal year?

For the 12-month period ended February 29, 2004, the Common Stock of Senior High Income Portfolio, Inc. had net annualized yields of 10.46% and 10.44%, based on a year-end per share net asset value of $6.10 and a per share market price of $6.11, respectively, and $.638 per share income dividends. Over the same period, the total return on the Portfolio's Common Stock was +41.49%, based on a change in per share net asset value from $4.82 to $6.10, and assuming reinvestment of $.644 per share ordinary income dividends. The Portfolio's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, returned +17.62% for the same period.

For the six-month period ended February 29, 2004, the total investment return on the Portfolio's Common Stock was +17.29%, based on a change in per share net asset value from $5.48 to $6.10, and assuming reinvestment of $.313 per share income dividends. The Portfolio's blended benchmark returned +7.75% for the same six-month period.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment return based on changes in the Portfolio's net asset value.


What were the reasons for the Portfolio's significant outperformance of its benchmark?

The very strong performance is primarily attributed to two factors. First, we maintained an overweight bond position throughout the year. Specifically, our allocation was roughly 80% bonds and 20% bank loans. We initiated this strategy a couple of years ago as short-term interest rates declined, with the realization that lower rates would have a negative effect on bank loan yields. During this period, the value of many of our holdings in wireless and cable declined sharply. We maintained our positions in most of these credits, and as the high yield market rallied, the portfolio benefited accordingly. The second strategy that had a meaningful positive effect on performance was our decision to make fairly full use of our leverage facility. Leverage was maintained at around 30% of total assets throughout the fiscal year. (For a complete discussion of the benefits and risks of leverage, see page 2 of this report to shareholders.)

Several specific investments made outsized contributions to Portfolio performance. The largest positive contributor this year was Mission Energy Holding Company. Although Mission provided disappointing results last year, we maintained our confidence in the company's coal-fired capacity and its strategic positioning. The financial markets ultimately agreed with us, and Mission's bonds and bank loans made a spectacular recovery. We started the period with an exposure of $17 million priced at $28. These positions rallied close to par by the end of the fiscal year. We took advantage of the rally and reduced our exposure to Mission to $6.8 million.

The second-largest positive contributor to performance was Telewest Communications PLC, a British cable company. We began the year with an $8 million exposure that rallied from $19 to the mid-$60 range by year-end. Telewest's positive performance resulted from a favorable financial market and a positive reassessment of cable valuations in the United States, which had a similar effect on the U.K. cable market. This constructive reassessment also benefited the portfolio's third-best performer, Charter Communications Holdings, LLC. The Portfolio owned nearly $10 million in Charter bond and bank loan positions, which rallied from a price of about $40 to $80 during the year.

The three positions that detracted the most from performance this year were Petry Media Corporation, GEO Specialty Chemicals, Inc. and Venture Holdings Company, LLC. Overall, the negative impact of these positions was modest in relation to the significant outperformance afforded by the Portfolio's top performers.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Petry Media, a seller of television advertising in secondary markets, failed to renew important contracts as many of its customers cut advertising budgets given economic uncertainty earlier in the year. This caused the price of Petry Media's bank loans to deteriorate. This, combined with an absence of a meaningful turnaround, prompted us to liquidate our $4 million bank loan at around $.07. GEO Specialty Chemicals manufactures chemicals used in paints and coatings. A combination of soft industrial demand and high raw material prices led to the company missing its February 1, 2004 coupon. Accordingly, the price of our $3.6 million bond investment collapsed from $59 to $30. Venture Holdings is an automotive supplier that filed for bankruptcy in March 2003. Our $3.3 million bank loan plummeted in price from $25 to $3, reflecting a bleak outlook for a recovery here.


Describe the market conditions that impacted the Portfolio during the year.

The high yield rally continued throughout the fiscal year ended February 29, 2004. This was primarily a spread compression rally as opposed to an interest rate rally. The CSFB High Yield Index spread declined from 947 basis points (9.47%) to 486 basis points during calendar year 2003. At the same time, the yield on the 10-year Treasury note rose from 3.83% to 4.25%. Treasury note yields worked against the rally, but were more than offset by the spread compression.

The most important factor affecting high yield returns was the sharp decline in the payment default rate. According to CSFB, the 12-month rolling default rate declined from 14.9% at December 31, 2002 to 4.05% at December 31, 2003. Moody's is projecting a default rate of 3% - 3.5% for the year.

Increased investor risk appetite accompanied the declining default rates. This was the main catalyst for the $26.2 billion in high yield market inflows in 2003. (This represents actual new money entering the market for purchase of existing or new high yield bonds.) The year 2003 also brought $133 billion in new-issue volume - that is, the transactions put together and brought to market for the first time. At first glance, the figures appear to reflect a supply/demand imbalance. However, the wide disparity between the two is explained by the fact that nearly 80% of new issuance is attributed to refinancing. Corporate treasurers took advantage of lower interest rates to refinance and lengthen the maturity of their obligations.

Dynamics in the leveraged loan market mirrored those of the high yield market. We experienced a great deal of spread compression in our bank loan portfolio. For BB-rated loans, the spreads over LIBOR (London InterBank Offered Rate) narrowed from 371 basis points in the fourth quarter of 2002 to 247 basis points a year later. Despite this, loan demand remained strong given rising interest rate fears and investors' inclination to be defensively positioned.


What changes were made to the Portfolio during the period?

In October, 2003, we began making a concerted effort to position the portfolio more defensively. This involved shifting more assets into bank loans. We are concerned about the possibility of an overheated bond market and the potential impact of a rising 10-year Treasury note yield. During August 2003, we saw the 10-year Treasury note yield whipsaw from under 4% to 4.60%. At the same time, bonds that trade tight to the Treasury declined several basis points. Such a scenario could happen again - quickly. Given these conditions, we want to lower the duration of the portfolio. We are working to accomplish this by increasing the portfolio's exposure to bank loans, trading out of longer-duration bonds, buying floating rate bonds that also trade off of LIBOR and exiting lower-coupon bonds, which tend to have a longer duration and a greater negative response to rising interest rates.


How would you characterize the Portfolio's position at the close of the period?

We ended the period with an allocation close to 75% bonds and 25% bank loans. This represents a transition toward a more defensive 65% bond/35% bank loan allocation. In our view, the downside of an interest rate shock greatly outweighs any benefits that we might see from even lower interest rates or further spread compression. With that view in mind, we would characterize our position as defensive while still focused on maintaining the Portfolio's competitive yield. We plan to maintain leverage within a target range of 25% - 30% of assets for the foreseeable future. We also continue to be cautious in adding new positions.


Kevin J. Booth
Vice President and Portfolio Manager


Joseph P. Matteo
Vice President and Portfolio Manager


March 10, 2004



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Portfolio Information (unaudited)


As of February 29, 2004


                                           Percent of
Ten Largest Bank Loan Holdings            Total Assets

Wellman, Inc., First Lien Term, 8.75%
   due 2/04/2009                               1.6%
Wyndham International, Inc., Term, 5.937%
   due 6/30/2006                               1.1
Century Cable Holdings LLC, Term, 6% due
   6/30/2009                                   1.0
Mission Energy Holding Company, Term, 7%
   due 12/11/2006                              0.8
Insight Midwest Holdings, LLC, Term B,
   3.937% due 12/31/2009                       0.8
Olympus Cable Holdings LLC, Term B, 6%
   due 9/30/2010                               0.8
Calpine Corporation, Term, 6.87% due
   7/15/2007                                   0.8
Mission Energy Holding Company, Term B,
   8.66% due 7/02/2006                         0.8
Accuride Corporation, Term B, 6.688%
   due 6/30/2007                               0.6
Simmons Company, Term B, 5.125% due
   6/19/2011                                   0.6



                                           Percent of
Five Largest Industries*                  Total Assets

Chemicals                                     10.8%
Cable U.S.                                     9.1
Utilities                                      7.4
Gaming                                         6.1
Paper                                          5.8

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                           Percent of
                                           Long-Term
Quality Ratings by S&P/Moody's            Investments

BBB/Baa                                        0.5%
BB/Ba                                         18.3
B/B                                           59.5
CCC/Caa                                        9.9
CC/Ca                                          1.3
C/C                                            0.2
D/D                                            0.2
NR (Not Rated)                                10.1



                                           Percent of
Geographic Allocation                      Long-Term
By Country                                Investments

United States                                 91.1%
Canada                                         4.4
France                                         1.2
United Kingdom                                 1.1
Ireland                                        1.1
Australia                                      0.8
Bahamas                                        0.2
Cayman Islands                                 0.1



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments

                 S&P        Moody's      Face
Industries+++    Ratings++  Ratings++  Amount   Corporate Debt Obligations                                         Value
Aerospace &       B+         B1    $1,900,000   Armor Holdings, Inc., 8.25% due 8/15/2013 (b)               $     2,075,750
Defense--1.5%     B          B2     2,960,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011 (b)            3,063,600
                                                                                                            ---------------
                                                                                                                  5,139,350

Airlines--0.2%    CCC+       Caa2     900,000   Evergreen International Aviation, Inc., 12% due
                                                5/15/2010 (b)                                                       621,000

Automotive--4.9%  B-         B3     3,200,000   Accuride Corporation, Term B, due 6/30/2007+++++                  3,273,002
                  CCC+       B3     7,550,000   Advanced Accessory Systems, 10.75% due 6/15/2011                  8,003,000
                  B          Caa1     750,000   Metaldyne Corporation, 11% due 6/15/2012                            703,125
                                                Tenneco Automotive Inc.:
                  CCC+       Caa1   1,875,000       11.625% due 10/15/2009                                        2,025,000
                  CCC+       B2       475,000       10.25% due 7/15/2013                                            553,375
                  B          B1     1,241,379       Tranche B, due 12/12/2010+++++                                1,264,137
                  B          B1       558,621       Tranche B-1, Credit Link, due 12/12/2010+++++                   568,862
                                                Venture Holdings Company LLC (e):
                  NR*        NR*    3,325,000       9.50% due 7/01/2005                                             116,375
                  BB-        NR*      700,000       12% due 6/01/2009                                                    70
                                                                                                            ---------------
                                                                                                                 16,506,946

Broadcasting--    CCC+       Caa1   3,375,000   Spanish Broadcasting System, Inc., 9.625% due 11/01/2009          3,569,063
1.1%

Cable                                           Telewest Communications PLC (e):
International--   D          Ca     5,000,000       9.625% due 10/01/2006                                         3,250,000
1.5%              C          Ca     2,900,000       9.875% due 2/01/2010                                          1,841,500
                                                                                                            ---------------
                                                                                                                  5,091,500

Cable--U.S.--     BB-        B1     1,800,000   CSC Holdings, Inc., 7.25% due 7/15/2008                           1,917,000
11.1%                                           Century Cable Holdings LLC+++++:
                  NR*        NR*    5,000,000       Term, due 6/30/2009                                           4,794,790
                  NR*        Caa1   3,000,000       Discretionary Term, due 12/31/2009                            2,849,064
                                                Charter Communications Holdings, LLC:
                  CCC-       Ca     5,000,000       10% due 4/01/2009                                             4,350,000
                  CCC-       Ca     1,000,000       0/11.75%** due 1/15/2010                                        815,000
                  CCC-       Ca     2,000,000       11.125% due 1/15/2011                                         1,775,000
                  CCC-       Ca     1,500,000       0/9.92%** due 4/11/2011                                       1,241,250
                  CCC-       Ca     1,000,000       10% due 5/15/2011                                               845,000
                  NR*        NR*    2,456,250   Charter Communications Holdings, Incremental Term,
                                                due 9/18/2008+++++                                                2,392,456
                                                Inmarsat+++++:
                  BB-        Ba3    2,500,000       Term B, due 1/23/2012                                         2,511,457
                  BB-        Ba3    2,500,000       Term C, due 1/23/2012                                         2,511,457
                  BB+        Ba3    4,000,000   Insight Midwest Holdings, LLC, Term B, due 12/31/2009+++++        4,027,224
                  NR*        NR*    2,452,206   Mallard Cablevision LLC & Sun Tel Communications, Term B,
                                                due 9/30/2008+++++ (e)                                               73,566
                  B+         B2     3,000,000   Mediacom Broadband LLC, 11% due 7/15/2013                         3,255,000
                  D          B2     4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010+++++            3,811,252
                  NR*        B3       550,040   Pegasus Media and Communications Inc., Term, due
                                                4/30/2005+++++                                                      540,873
                                                                                                            ---------------
                                                                                                                 37,710,389

Chemicals--15.1%                                Arco Chemical:
                  B+         B1     1,650,000       11.125% due 7/15/2012                                         1,798,500
                  B+         B1     1,350,000       9.80% due 2/01/2020                                           1,326,375
                  B+         Ba3      347,826   Ethyl Corporation, Term, due 4/30/2009+++++                         350,724
                  D          C      3,600,000   GEO Specialty Chemicals, Inc., 10.125% due 8/01/2008              1,080,000
                                                Huntsman International LLC:
                  B-         B3     1,000,000       9.875% due 3/01/2009                                          1,100,000
                  CCC+       Caa1   2,000,000       10.125% due 7/01/2009                                         2,040,000
                  B+         B1     1,500,000   IMC Global Inc., 10.875% due 8/01/2013 (b)                        1,860,000
                  B+         B2     1,750,000   ISP Holdings, Inc., 10.625% due 12/15/2009                        1,933,750
                  B          B3       925,000   KRATON Polymers LLC, 8.125% due 1/15/2014 (b)                       982,813
                  B          B2     2,500,000   Koppers Inc., 9.875% due 10/15/2013 (b)                           2,775,000


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                 S&P        Moody's      Face
Industries+++    Ratings++  Ratings++  Amount   Corporate Debt Obligations                                         Value
Chemicals         BB-        B1    $1,200,000   Millennium America Inc., 7.625% due 11/15/2026              $     1,140,000
(concluded)       NR*        NR*    3,119,118   Noveon International, Inc., 13% due 8/31/2011 (c)                 3,306,265
                  BB-        B2     5,350,000   Omnova Solutions Inc., 11.25% due 6/01/2010                       5,965,250
                  NR*        NR*    2,000,000   Pinnacle Polymers Term, due 12/15/2006+++++                       2,004,320
                  BB-        B3     6,375,000   PolyOne Corporation, 10.625% due 5/15/2010                        6,566,250
                  CCC+       Caa1   1,000,000   Rhodia SA, 8.875% due 6/01/2011 (b)                                 895,000
                  B-         B3     1,825,000   Rockwood Specialties Group, Inc., 10.625% due 5/15/2011           2,025,750
                  B-         NR*    2,250,000   Salt Holdings Corporation Inc., 12%** due 6/01/2013 (b)           1,710,000
                                                Terra Industries:
                  B+         B3     2,500,000       12.875% due 10/15/2008                                        2,975,000
                  B-         Caa1   1,250,000       11.50% due 6/01/2010                                          1,368,750
                  B          B3       400,000   United Agri Products, Inc., 8.25% due 12/15/2011 (b)                414,000
                  BB-        B1     8,000,000   Wellman, Inc., First Lien Term, due 2/10/2009+++++                7,856,664
                                                                                                            ---------------
                                                                                                                 51,474,411

Consumer                                        Simmons Company:
Durables--1.0%    B-         Caa1     450,000       7.875% due 1/15/2014                                            453,375
                  B+         B3     3,000,000       Term B, due 6/19/2012+++++                                    3,039,063
                                                                                                            ---------------
                                                                                                                  3,492,438

Consumer          BB+        Ba3    1,500,000   American Greetings Corporation, 11.75% due 7/15/2008              1,713,750
Non-Durables--    B+         Ba3    1,275,000   Chattem, Inc., 4.12% due 3/01/2010 (b)(f)                         1,287,750
3.1%              B-         B3     1,375,000   Elizabeth Arden, Inc., 7.75% due 1/15/2014 (b)                    1,419,688
                  NR*        NR*    3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (e)                         22,500
                  B-         Caa1   1,000,000   General Binding Corporation, 9.375% due 6/01/2008                 1,008,750
                  B          B3     1,975,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                      2,152,750
                  CCC-       Caa2   1,050,000   Home Products International, Inc., 9.625% due 5/15/2008             761,250
                  B+         B2     2,125,000   North Atlantic Trading Company, Inc., 9.25% due
                                                3/01/2012 (b)                                                     2,156,875
                                                                                                            ---------------
                                                                                                                 10,523,313

Diversified       B          B3       325,000   Houghton Mifflin Company, 9.875% due 2/01/2013                      355,875
Media--1.2%       B          B2     2,000,000   TransWestern Publishing Company, LLC, Term 2, due
                                                2/25/2012+++++                                                    2,024,376
                  BB         B1     1,625,000   Vivendi Universal SA, 6.25% due 7/15/2008                         1,742,813
                                                                                                            ---------------
                                                                                                                  4,123,064

Energy--4.2%      BB-        B1       271,000   Gulf Terra Energy Partners LP, 8.50% due 6/01/2011                  302,165
                  B+         B1     2,000,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007             2,095,000
                  B          B3     5,000,000   Tesoro Petroleum Corporation, 9% due 7/01/2008                    5,187,500
                  B-         Caa1   4,250,000   United Refining Company, 10.75% due 6/15/2007                     3,952,500
                  NR*        NR*    2,808,259   WH Energy Services, Term B, due 4/16/2007+++++                    2,836,341
                                                                                                            ---------------
                                                                                                                 14,373,506

Energy            CCC+       Caa1   1,000,000   Continental Resources, Inc., 10.25% due 8/01/2008                 1,030,000
Exploration &     B          B2       500,000   EXCO Resources, Inc., 7.25% due 1/15/2011 (b)                       513,750
Production--0.5%                                                                                            ---------------
                                                                                                                  1,543,750

Energy--Other--   BB         Ba3    5,000,000   CITGO Petroleum Corporation, 11.375% due 2/01/2011                5,950,000
6.9%                                            Dresser, Inc.:
                  B          B2     1,000,000       9.375% due 4/15/2011                                          1,080,000
                  BB-        Ba3    1,258,064       Term B, due 4/10/2009+++++                                    1,272,479
                  C          Caa3   1,500,000   Energy Corporation of America, 9.50% due 5/15/2007                1,425,000
                                                Giant Industries, Inc.:
                  B-         B3     5,000,000       9% due 9/01/2007                                              5,143,750
                  B-         B3     5,000,000       11% due 5/15/2012                                             5,575,000
                  B          B3     2,750,000   Star Gas Partners, LP, 10.25% due 2/15/2013                       3,052,500
                                                                                                            ---------------
                                                                                                                 23,498,729


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                 S&P        Moody's      Face
Industries+++    Ratings++  Ratings++  Amount   Corporate Debt Obligations                                         Value
Financial--1.6%   NR*        Ba3   $4,000,000   Highland Legacy Limited Co., 7.381% due 6/01/2011 (b)(f)    $     2,200,000
                  NR*        NR*      500,000   Investcorp SA, 7.54% due 10/21/2008                                 507,125
                  BBB-       Ba1    2,000,000   Leucadia National Corporation, 7% due 8/15/2013 (b)               2,060,000
                  NR*        Ca     1,067,150   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                       426,860
                                                SKM-Libertyview CBO I Limited (b)(e):
                  NR*        Ca     1,500,000       8.71% due 4/10/2011                                             255,000
                  NR*        C      1,000,000       11.91% due 4/10/2011                                             50,000
                                                                                                            ---------------
                                                                                                                  5,498,985

Food/Tobacco--                                  Atkins Nutritionals, Inc.+++++:
5.8%              NR*        NR*    1,500,000       First Lien, due 11/26/2009                                    1,505,625
                  NR*        NR*    1,500,000       Second Lien Term, due 11/26/2009                              1,509,375
                                                Commonwealth Brands, Inc. (b):
                  NR*        NR*    2,250,000       9.75% due 4/15/2008                                           2,463,750
                  NR*        NR*    2,825,000       10.625% due 9/01/2008                                         3,093,375
                  CCC        B2       975,000   Doane Pet Care Company, 10.75% due 3/01/2010                      1,011,563
                                                Dole Food Company, Inc.:
                  BB-        B2     4,000,000       7.25% due 6/15/2010 (b)                                       4,080,000
                  BB-        B2     1,800,000       8.875% due 3/15/2011                                          1,930,500
                  NR*        NR*    1,972,603   Dr. Pepper Bottling, Term B, due 12/19/2010+++++                  2,003,425
                  B-         B3     2,175,000   Merisant Company, 9.50% due 7/15/2013 (b)                         2,218,500
                                                                                                            ---------------
                                                                                                                 19,816,113

Gaming--8.6%      CCC+       Caa1   5,275,000   Hollywood Park, Inc., 9.25% due 2/15/2007 (b)                     5,446,438
                  B          B2     2,000,000   Jacobs Entertainment, Inc., 11.875% due 2/01/2009                 2,140,000
                  B          B2       925,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010                 968,938
                  B+         B2     1,795,500   Marina District Finance Co. (Borgata), Term B, due
                                                7/15/2007+++++                                                    1,822,208
                  BB-        Ba2    4,000,000   Park Place Entertainment Corporation, 8.125% due 5/15/2011        4,520,000
                  B          B2     3,850,000   Peninsula Gaming Company, LLC (Convertible), 12.25% due
                                                7/01/2006 (d)                                                     4,158,000
                  B          B3     3,000,000   Penn National Gaming, Inc., 11.125% due 3/01/2008                 3,367,500
                  B          B2       150,000   Poster Financial Group Inc., 8.75% due 12/01/2011 (b)               155,625
                  B+         B1       750,000   Station Casinos, Inc., 6.50% due 2/01/2014 (b)                      757,500
                  B+         B2     1,000,000   Sun International Hotels, 8.875% due 8/15/2011                    1,105,000
                  B-         B3     2,000,000   Venetian Casino Resort, LLC, 11% due 6/15/2010                    2,300,000
                  CCC+       B3     2,000,000   Wynn Las Vegas, LLC, 12% due 11/01/2010                           2,400,000
                                                                                                            ---------------
                                                                                                                 29,141,209

Health Care--     BB-        Ba2    2,500,000   Fresenius Medical Care Capital Trust IV, 7.875% due
4.6%                                            6/15/2011                                                         2,715,625
                  B+         B1     1,726,063   MedPointe Inc., Term B, due 9/30/2008+++++                        1,736,851
                  BB-        Ba3    2,500,000   Orthofix International NV, Term B, due 12/15/2008+++++            2,520,312
                  B+         B1     3,000,000   Tenet Healthcare Corporation, 7.375% due 2/01/2013                2,775,000
                  BB-        B3     4,000,000   Triad Hospitals, Inc., 7% due 11/15/2013 (b)                      4,140,000
                  CCC+       B3     1,675,000   Vanguard Health Systems, Inc., 9.75% due 8/01/2011                1,829,938
                                                                                                            ---------------
                                                                                                                 15,717,726

Housing--3.0%     NR*        NR*    3,150,000   Formica Corporation, 10.875% due 3/01/2009 (e)                      551,250
                  BB         Ba1    2,000,000   Lone Star Industries Inc., 8.85% due 6/15/2005 (b)                2,087,500
                  B+         B1     2,975,000   Nortek Holdings, Inc., 4.17% due 12/31/2010 (b)(f)                2,982,438
                  BB-        B1     4,125,000   Texas Industries, Inc., 10.25% due 6/15/2011                      4,681,875
                                                                                                            ---------------
                                                                                                                 10,303,063

Leisure--3.8%     B+         Ba3    1,075,000   HMH Properties, Inc., 7.875% due 8/01/2008                        1,112,625
                  B+         B1     5,050,000   Intrawest Corporation, 10.50% due 2/01/2010                       5,555,000
                                                Wyndham Hotel Corporation+++++:
                  NR*        NR*    5,267,397       Term 1, due 6/30/2006                                         5,193,558
                  NR*        NR*    1,069,407       Term 2, due 4/01/2006                                         1,043,817
                                                                                                            ---------------
                                                                                                                 12,905,000


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                 S&P        Moody's      Face
Industries+++    Ratings++  Ratings++  Amount   Corporate Debt Obligations                                         Value
Manufacturing--   B-         B3    $3,000,000   Communications & Power Industries, Inc., 8% due
3.9%                                            2/01/2012 (b)                                               $     3,045,000
                  B-         B3     2,000,000   EaglePicher Incorporated, 9.75% due 9/01/2013                     2,200,000
                  B-         B3       250,000   Great Lakes Dredge & Dock Corporation, 7.75% due
                                                12/15/2013 (b)                                                      261,250
                  NR*        Caa2   1,000,000   High Voltage Engineering Corporation, 10.75% due
                                                8/15/2004 (e)                                                       250,000
                  B-         B3     2,825,000   Invensys plc, 9.875% due 3/15/2011 (b)                            2,772,653
                                                MetoKote Corporation, Term+++++:
                  B+         B1     3,000,000       First Lien Term, due 8/13/2010                                3,037,500
                  B-         B3     1,500,000       Second Lien Term, due 2/13/2011                               1,520,625
                  B+         B3       300,000   NMHG Holding Company, 10% due 5/15/2009                             330,000
                                                                                                            ---------------
                                                                                                                 13,417,028

Metals--Other--   B          NR*    1,424,756   Citation Corporation, Term B, due 12/01/2007+++++                 1,263,580
2.0%              B+         B1     5,500,000   Massey Energy Company, 6.95% due 3/01/2007                        5,665,000
                                                                                                            ---------------
                                                                                                                  6,928,580

Packaging--7.1%   B+         B2     5,200,000   Anchor Glass Container Corporation, 11% due 2/15/2013             6,032,000
                  B-         B3       750,000   Berry Plastics Corporation, 10.75% due 7/15/2012                    870,000
                  B          B2     2,300,000   Crown Euro Holdings SA, 10.875% due 3/01/2013                     2,679,500
                  B          B3     4,000,000   Owens-Brockway Glass Container, Inc., 8.25% due 5/15/2013         4,210,000
                  B-         Caa2   3,300,000   Pliant Corporation, 13% due 6/01/2010                             2,805,000
                  B-         B2       250,000   Portola Packaging, Inc., 8.25% due 2/01/2012 (b)                    257,500
                  B          B2     1,000,000   Radnor Holdings Corporation, 11% due 3/15/2010                      905,000
                  B-         B2       650,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                          677,625
                  CCC+       B3     5,550,000   U.S. Can Corporation, 10.875% due 7/15/2010                       5,827,500
                                                                                                            ---------------
                                                                                                                 24,264,125

Paper--8.2%                                     Ainsworth Lumber Co. Ltd.:
                  B+         B3     6,180,000       12.50% due 7/15/2007                                          7,972,200
                  B+         B3     2,000,000       13.875% due 7/15/2007                                         2,340,000
                  BB         Ba2    1,150,000   Boise Cascade Corporation, 6.50% due 11/01/2010                   1,210,922
                  BB+        Ba2    4,325,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013                 4,984,563
                  B-         B3       625,000   Graphic Packaging International Inc., 9.50% due 8/15/2013           703,125
                  B          Caa1   4,239,921   MDP Acquisitions PLC, 15.50% due 10/01/2013 (c)                   5,003,107
                  B+         B3       315,000   Millar Western Forest Products Ltd., 7.75% due
                                                11/15/2013 (b)                                                      331,538
                  B+         B2       400,000   Riverside Forest Products Ltd., 7.875% due 3/01/2014 (b)            413,000
                                                SP Newsprint Co.+++++:
                  B+         B1       533,333       Tranche B, due 1/09/2010                                        540,667
                  B+         B1       966,667       Tranche B L/C, due 1/09/2010                                    979,958
                  B          B2     1,800,000   Stone Container Corporation, 8.375% due 7/01/2012                 1,955,250
                  BB-        Ba3    1,500,000   Tembec Industries, Inc., 8.625% due 6/30/2009                     1,477,500
                                                                                                            ---------------
                                                                                                                 27,911,830

Retail--0.3%      B+         B1       900,000   General Nutrition Center, Inc., Term B, due 12/05/2009+++++         906,187

Services--5.1%                                  Allied Waste North America, Inc.:
                  B+         B2     3,000,000       10% due 8/01/2009                                             3,221,250
                  BB-        Ba3      720,000       7.875% due 4/15/2013                                            781,200
                  B          B1     1,600,000   Corrections Corporation of America, 9.875% due 5/01/2009          1,788,000
                  B+         B1     1,000,000   FTD, Inc., Term, due 2/28/2011+++++                               1,010,000
                  D          NR*    3,200,000   IT Group Inc., 11.25% due 4/01/2009 (e)                                  32
                  BB         Ba1    3,000,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                      3,270,000
                                                United Rentals, Inc.+++++:
                  BB         Ba3    1,222,222       Initial Term, due 2/14/2011                                   1,237,964
                  BB         Ba3      333,333       Tranche B Term Link Deposit, due 2/14/2011                      337,708
                  B+         B2     3,750,000   United Rentals North America Inc., 7.75% due 11/15/2013 (b)       3,721,875
                  B-         B3     2,075,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                     2,038,688
                                                                                                            ---------------
                                                                                                                 17,406,717


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                 S&P         Moody's     Face
Industries+++    Ratings++   Ratings++ Amount   Corporate Debt Obligations                                         Value
Telecommunica-    B-         B3    $  600,000   Cincinnati Bell Inc.,  8.375% due 1/15/2014                 $       631,500
tions--4.8%       B-         Caa1   5,550,000   FairPoint Communications, Inc., 12.50% due 5/01/2010              5,994,000
                  CCC+       B3     4,000,000   Qwest Communications International Inc., 4.63% due
                                                2/15/2009 (b)(f)                                                  3,780,000
                  B          B1     3,500,000   Time Warner Telecom Holdings, Inc., 5.12% due
                                                2/15/2011 (b)(f)                                                  3,473,750
                  CCC+       B3     2,500,000   Time Warner Telecom, Inc., 9.75% due 7/15/2008                    2,362,500
                                                                                                            ---------------
                                                                                                                 16,241,750

Transportation--  B+         B2     1,325,000   Laidlaw International Inc., 10.75% due 6/15/2011 (b)              1,520,438
1.3%              B+         B1       625,000   OMI Corporation, 7.625% due 12/01/2013                              651,563
                  B+         B1     2,197,059   Sirva Worldwide, Term, due 10/29/2010+++++                        2,216,971
                                                                                                            ---------------
                                                                                                                  4,388,972

Utilities--10.4%  B-         Caa1   2,250,000   The AES Corporation, 8.50% due 11/01/2007                         2,300,625
                  CCC+       Caa1   1,500,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008            1,158,750
                                                Calpine Corporation:
                  CCC+       Caa1   1,300,000       8.50% due 2/15/2011                                             994,500
                  B          NR*    3,980,000       Term B, due 7/15/2007+++++                                    3,798,412
                  D          NR*    1,000,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006 (e)            805,000
                                                Mission Energy Holding Company:
                  CCC        Caa2   6,800,000       13.50% due 7/15/2008                                          7,055,000
                  NR*        NR*    4,000,000       Term, due 12/11/2006+++++                                     4,040,000
                  CCC        Caa2   1,298,701       Term A, due 7/02/2006+++++                                    1,259,740
                  CCC        Caa2   3,701,299       Term B, due 7/02/2006+++++                                    3,590,260
                                                NRG Energy, Inc.:
                  B+         B2     1,100,000       8% due 12/15/2013 (b)                                         1,135,750
                  BB         B1       208,333       Credit Link Deposit, due 6/23/2010+++++                         214,616
                  BB         B1       372,019       Term, due 6/23/2010+++++                                        383,238
                  B-         B2     2,100,000   Sierra Pacific Resources, 8.75% due 5/15/2005                     2,173,500
                  B+         B1       350,000   Southern Natural Gas Company, 8.875% due 3/15/2010                  385,000
                  B          B1     4,275,000   Suburban Propane Partners, LP, 6.875% due 12/15/2013 (b)          4,381,875
                  BB+        Ba2      796,000   TNP Enterprises, Inc., Term, due 12/31/2006+++++                    803,462
                  B+         B3       725,000   The Williams Companies, Inc., 8.625% due 6/01/2010                  792,063
                                                                                                            ---------------
                                                                                                                 35,271,791

Wireless          CCC        B3       600,000   American Tower Escrow Corporation, 12.25%** due 8/01/2008           420,000
Communications--                                American Tower Systems Corporation:
7.1%              CCC        Caa1   4,000,000       9.375% due 2/01/2009                                          4,240,000
                  B          B1     1,068,870       Term C, due 12/31/2007+++++                                   1,082,008
                  B-         B2     3,000,000   Centennial Cellular, Term A, due 2/09/2011+++++                   3,016,563
                                                Crown Castle International Corporation:
                  CCC        B3     1,875,000       (Convertible), 9.375% due 8/01/2011                           2,062,500
                  CCC        B3     5,000,000       7.50% due 12/01/2013 (b)                                      5,012,500
                  B-         B1     1,197,000   Dobson Cellular Systems, Inc., Term, due 3/31/2010+++++           1,208,543
                  CCC+       B2     2,961,539   SBA Communications Corp., Term, due 10/31/2008+++++               2,989,919
                  CCC+       B3     3,700,000   SpectraSite, Inc., 8.25% due 5/15/2010                            3,894,250
                                                                                                            ---------------
                                                                                                                 23,926,283

                                                Total Investments in Corporate Debt Obligations
                                                (Cost--$442,484,320)--129.9%                                    441,712,818


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                                       Shares
Industries+++                            Held   Preferred Stocks                                                   Value
Cable U.S.--1.7%                        2,500   Adelphia Communications Corporation (e)                     $        22,500
                                       36,674   CSC Holdings, Inc.                                                3,869,107
                                       20,000   CSC Holdings, Inc.                                                2,115,000
                                                                                                            ---------------
                                                                                                                  6,006,607

Diversified Media--1.1%               150,000   Newscorp Overseas Limited                                         3,783,000

Leisure--0.9%                         118,992   Lodgian, Inc.                                                     2,974,800

Wireless Communications--0.1%          15,202   Microcell Telecommunications Inc. (Class B) (Convertible) (e)       268,407

                                                Total Investments in Preferred Stocks
                                                (Cost--$11,517,720)--3.8%                                        13,032,814


                                                Common Stocks
Leisure--0.3%                         125,599   Lodgian, Inc. (e)                                                   999,768

Metals & Mining--0.0%                  18,279   Geneva Steel Holdings Corp. (e)                                           2

Telecommunications--0.2%               14,246   IDT Corporation (e)                                                 251,264
                                       17,811   IDT Corporation (Class B) (e)                                       369,578
                                                                                                            ---------------
                                                                                                                    620,842

Wireless Communications--0.1%             126   Microcell Telecommunications Inc. (Class A) (e)                       2,349
                                       15,112   Microcell Telecommunications Inc. (Class B) (e)                     281,572
                                                                                                            ---------------
                                                                                                                    283,921

                                                Total Investments in Common Stocks
                                                (Cost--$3,885,564)--0.6%                                          1,904,533


                                   Beneficial
                                     Interest   Other Interests (I)
                                    4,130,972   Cambridge Industries, Inc. (Litigation Trust Certificates)          200,352

                                       10,284   MEDIQ Incorporated (Preferred Stock Escrow due 4/01/2004)                 0
                                       10,284   MEDIQ Incorporated (Preferred Stock Escrow due 2/01/2006)                 0
                                                                                                            ---------------
                                                                                                                          0

                                    2,250,000   WilTel Communications Group, Inc. (Litigation Trust
                                                Certificates)                                                            22
                                      500,000   WilTel Communications Group, Inc. (Litigation Trust
                                                Certificates)                                                             5
                                                                                                            ---------------
                                                                                                                         27

                                    3,021,330   WinStar Communications, Inc. (Litigation Trust
                                                Certificates)                                                        34,020

                                                Total Investments in Other Interests
                                                (Cost--$34,022)--0.1%                                               234,399


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Schedule of Investments (concluded)

                                       Shares
Industries+++                            Held   Warrants & Rights                                                  Value
Advertising--0.0%                      13,020   Petry Media Corporation (Warrants) (a)                      $             0

Gaming--0.1%                           27,112   Peninsula Gaming Company, LLC (Warrants) (a)                        162,676

Metals & Mining--0.0%                   5,732   Geneva Steel Holdings Corp. (Rights) (g)                                  0

Paper--0.0%                             3,500   MDP Acquisitions PLC (Warrants) (a)                                  42,000

Wireless Communications--0.0%             600   American Tower Corporation (Warrants) (a)                            81,600
                                        9,355   Microcell Telecommunications Inc. (Warrants) (a)                     46,365
                                        5,613   Microcell Telecommunications Inc. (Warrants) (a)                     23,427
                                                                                                            ---------------
                                                                                                                    151,392

                                                Total Investments in Warrants & Rights
                                                (Cost--$415,909)--0.1%                                              356,068


                                   Beneficial
                                     Interest   Short-Term Securities
                                   $4,819,946   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (h)       4,819,946

                                                Total Short-Term Securities
                                                (Cost--$4,819,946)--1.4%                                          4,819,946

                  Total Investments (Cost--$463,157,481)--135.9%                                                462,060,578
                  Liabilities in Excess of Other Assets--(35.9%)                                              (122,110,662)
                                                                                                            ---------------
                  Net Assets--100.0%                                                                        $   339,949,916
                                                                                                            ===============

*Not Rated.

**Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.

++Ratings of issues shown are unaudited.

+++For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Breakdown is a percent of net assets. These industry classifications are unaudited.

+++++Floating Rate Corporate Debt in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate
("LIBOR"), (ii) the prime rate offered by one or more major U.S.
banks or (iii) the certificate of deposit rate. Corporate loans represent 29.7% of the Portfolio's net assets.

(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.

(e)Non-income producing security.

(f)Floating rate note.

(g)Each Equity Right entitles the Portfolio to purchase one share of New Preferred Stock at a price of $10.80 per Equity Right and is non-income producing.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Issue                                    Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I              $4,634,992      $28,467


(i)Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Statement of Assets, Liabilities and Capital

As of February 29, 2004
Assets

               Investments, at value (identified cost--$463,157,481)                                        $   462,060,578
               Cash                                                                                                 128,092
               Receivables:
                  Securities sold                                                         $     8,621,880
                  Interest (including $151 from affiliates)                                     7,412,458        16,034,338
                                                                                          ---------------
               Deferred facility fees                                                                                 3,534
               Prepaid expenses                                                                                       2,955
                                                                                                            ---------------
               Total assets                                                                                     478,229,497
                                                                                                            ---------------

Liabilities

               Loans                                                                                            132,297,000
               Payables:
                  Securities purchased                                                          5,747,653
                  Investment adviser                                                              173,434
                  Interest on loans                                                                22,453
                  Commitment fees                                                                   2,097
                  Other affiliates                                                                  1,156         5,946,793
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                35,788
                                                                                                            ---------------
               Total liabilities                                                                                138,279,581
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   339,949,916
                                                                                                            ===============

Capital

               Common Stock, par value $.10 per share; 200,000,000 shares authorized
               (55,684,938 shares issued and outstanding)                                                   $     5,568,494
               Paid-in capital in excess of par                                                                 492,107,892
               Undistributed investment income--net                                       $     2,179,243
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (158,808,798)
               Unrealized depreciation on investments and foreign currency
               transactions--net                                                              (1,096,915)
                                                                                          ---------------
               Total accumulated losses--net                                                                  (157,726,470)
                                                                                                            ---------------
               Total capital--Equivalent to $6.10 net asset value per share of
               Common Stock (market price--$6.11)                                                           $   339,949,916
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Statement of Operations

For the Year Ended February 29, 2004
Investment Income

               Interest (including $28,467 from affiliates)                                                 $    38,659,497
               Facility and other fees                                                                              197,834
               Dividends                                                                                             94,304
                                                                                                            ---------------
               Total income                                                                                      38,951,635
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,099,628
               Loan interest expense                                                            1,584,887
               Borrowing costs                                                                    153,633
               Accounting services                                                                112,528
               Professional fees                                                                  109,574
               Transfer agent fees                                                                 75,641
               Directors' fees and expenses                                                        49,902
               Printing and shareholder reports                                                    48,061
               Listing fees                                                                        42,466
               Custodian fees                                                                      28,896
               Pricing services                                                                    22,529
               Other                                                                               32,532
                                                                                          ---------------
               Total expenses                                                                                     4,360,277
                                                                                                            ---------------
               Investment income--net                                                                            34,591,358
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Transactions--Net

               Realized loss on:
                  Investments--net                                                           (24,537,703)
                  Foreign currency transactions--net                                                  (2)      (24,537,705)
                                                                                          ---------------
               Change in unrealized depreciation on:
                  Investments--net                                                             96,591,190
                  Foreign currency transactions--net                                                 (12)        96,591,178
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 72,053,473
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   106,644,831
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Statements of Changes in Net Assets
                                                                                             For the             For the
                                                                                            Year Ended          Year Ended
                                                                                           February 29,        February 28,
Increase (Decrease) in Net Assets:                                                             2004                2003
Operations

               Investment income--net                                                     $    34,591,358   $    34,527,918
               Realized loss on investments and foreign currency transactions--net           (24,537,705)      (21,296,751)
               Change in unrealized depreciation on investments and foreign currency
               transactions--net                                                               96,591,178      (10,992,264)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           106,644,831         2,238,903
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                         (35,624,986)      (34,144,569)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends                                                                     3,507,088         3,341,056
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from capital share transactions             3,507,088         3,341,056
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease)in net assets                                          74,526,933      (28,564,610)
               Beginning of year                                                              265,422,983       293,987,593
                                                                                          ---------------   ---------------
               End of year*                                                               $   339,949,916   $   265,422,983
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     2,179,243   $     3,213,481
                                                                                          ===============   ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Statement of Cash Flows

For the Year Ended February 29, 2004
Cash Provided by Operating Activities

               Net increase in net assets resulting from operations                                         $   106,644,831
               Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                  Decrease in receivables                                                                           120,487
                  Decrease in other assets and deferred facility fees                                                 6,133
                  Decrease in other liabilities                                                                    (34,389)
                  Realized and unrealized gain on investments--net                                             (72,053,473)
                  Amortization of premium and discount--net                                                     (2,989,353)
                  Proceeds from sales and paydowns of long-term investments                                     262,413,763
                  Purchases of long-term investments                                                          (284,940,084)
                  Net proceeds from sales and maturities of short-term investments                              (4,634,992)
                                                                                                            ---------------
               Net cash provided by operating activities                                                          4,532,923
                                                                                                            ---------------

Cash Used for Financing Activities

               Cash receipts of borrowings                                                                      158,197,000
               Cash payments on borrowings                                                                    (130,500,000)
               Dividends paid to shareholders                                                                  (32,117,898)
                                                                                                            ---------------
               Net cash used for financing activities                                                           (4,420,898)
                                                                                                            ---------------

Cash

               Net increase in cash                                                                                 112,025
               Cash at beginning of year                                                                             16,067
                                                                                                            ---------------
               Cash at end of year                                                                          $       128,092
                                                                                                            ===============

Cash Flow Information

               Cash paid for interest                                                                       $     1,587,897
                                                                                                            ===============

Non-Cash Financing Activities

               Capital shares issued on reinvestment of dividends paid to shareholders                      $     3,507,088
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Financial Highlights

The following per share data and ratios have been derived      For the                                            For the
from information provided in the financial statements.        Year Ended           For the Year Ended            Year Ended
                                                             February 29,             February 28,                Feb. 29,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001         2000
Per Share Operating Performance

               Net asset value, beginning of year            $     4.82   $     5.40   $     6.63   $     7.54   $     8.40
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net**                             .62          .63          .70          .82          .88
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   1.30        (.59)       (1.22)        (.89)        (.86)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.92          .04        (.52)        (.07)          .02
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.64)        (.62)        (.71)        (.84)        (.88)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     6.10   $     4.82   $     5.40   $     6.63   $     7.54
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $     6.11   $     5.45   $     5.89   $     6.64   $   6.5625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                41.49%        1.18%      (8.03%)         .28%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
               Based on market price per share                   25.34%        4.88%         .16%       15.39%      (9.02%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding interest expense                .90%         .97%         .95%         .90%         .98%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           1.42%        1.78%        2.46%        3.59%        3.45%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            11.23%       12.75%       11.83%       11.92%       11.73%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Amount of borrowings, end of year
               (in thousands)                                $  132,297   $  104,600   $  127,600   $  141,200   $  127,000
                                                             ==========   ==========   ==========   ==========   ==========
               Average amount of borrowings outstanding
               during the year (in thousands)                $  112,037   $  110,348   $  128,203   $  146,163   $  175,899
                                                             ==========   ==========   ==========   ==========   ==========
               Average amount of borrowings outstanding
               per share during the year                     $     2.02   $     2.02   $     2.37   $     2.71   $     3.26
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  339,950   $  265,423   $  293,988   $  357,345   $  406,045
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                63.78%       74.70%       47.93%       30.15%       46.11%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $12,057,150 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $610 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2004, the Fund reimbursed FAM $6,510 for certain accounting services.

In addition, Merrill Lynch, Pierce, Fenner & Smith, Inc. received
$344 in commissions on the execution of Portfolio security transactions for the Portfolio for the year ended February 29, 2004.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2004 were $290,544,014 and $265,337,824, respectively.

Net realized losses for the year ended February 29, 2004 and net unrealized losses as of February 29, 2004 were as follows:


                                        Realized         Unrealized
                                          Losses             Losses

Long-term investments            $  (24,537,703)    $   (1,096,903)
Foreign currency transactions                (2)               (12)
                                 ---------------    ---------------
Total                            $  (24,537,705)    $   (1,096,915)
                                 ===============    ===============


As of February 29, 2004, net unrealized depreciation for Federal income tax purposes aggregated $829,879, of which $32,317,910 related to appreciated securities and $33,147,789 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $462,890,457.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended February 29, 2004 and for the year ended February 28, 2003 increased by 614,404 and 673,921, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of February 29, 2004, the Fund had unfunded loan commitments of $982,891, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                           Unfunded
                                                         Commitment
Borrower                                             (in thousands)

SBA Communications                                             $539
United Rentals Inc.                                            $444



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


6. Short-Term Borrowings:
On May 28, 2003, the Fund renewed its $151,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which includes a committment fee for this facility at an annual rate of .10% and a program fee of .24% on the borrowings outstanding.

For the year ended February 29, 2004, the average amount borrowed was approximately $112,037,000 and the daily weighted average interest rate was 1.41%.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.048000 per share on March 31, 2004 to shareholders of record on March 15, 2004.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003 was as follows:


                                       2/29/2004          2/28/2003

Distributions paid from:
   Ordinary income               $    35,624,986    $    34,144,569
                                 ---------------    ---------------
Total taxable distributions      $    35,624,986    $    34,144,569
                                 ===============    ===============


As of February 29, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $     2,661,664
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         2,661,664
Capital loss carryforward                            (151,440,900)*
Unrealized losses--net                                (8,947,234)**
                                                    ---------------
Total accumulated losses--net                       $ (157,726,470)
                                                    ===============

*On February 29, 2004, the Fund had a net capital loss carryforward of $151,440,900 of which $733,844 expires in 2005; $4,282,847 expires in 2007; $12,755,214 expires in 2008; $25,658,795 expires in
2009; $54,958,583 expires in 2010; $30,706,546 expires in 2011 and
$22,345,071 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between book and tax accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Independent Auditors' Report


To the Shareholders and Board of Directors of Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 29, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 29, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey

April 22, 2004



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by the Federal securities laws.

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length                                                   Fund Complex   Directorships
                      Held with    Of Time                                                  Overseen by    Held by
Name, Address & Age   Fund         Served    Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*       President    1999 to   President and Chairman of the Merrill Lynch    123 Funds      None
P.O. Box 9011         and          present   Investment Managers, L.P. ("MLIM")/Fund        159 Portfolios
Princeton,            Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                      1993 to   Funds since 1999; Chairman (Americas Region)
Age: 63                            present   of MLIM from 2000 to 2002; Executive Vice
                                             President of MLIM and FAM (which terms as
                                             used herein include their corporate
                                             predecessors) from 1983 to 2002; President
                                             of FAM Distributors, Inc. ("FAMD") from
                                             1986 to 2002 and Director thereof from 1991
                                             to 2002; Executive Vice President and
                                             Director of Princeton Services, Inc.
                                             ("Princeton Services") from 1993 to 2002;
                                             President of Princeton Administrators, L.P.
                                             from 1989 to 2002; Director of Financial
                                             Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes      Director     1993 to   Professor Emeritus of Finance, School of       51 Funds       None
P.O. Box 9095                      present   Business, State University of New York at      50 Portfolios
Princeton,                                   Albany since 2000 and Professor thereof
NJ 08543-9095                                from 1989 to 2000; International Consultant
Age: 63                                      at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery Director     1993 to   Professor of Harvard Business School           51 Funds       Newell
P.O. Box 9095                      present   since 1989.                                    50 Portfolios  Rubbermaid, Inc.
Princeton,
NJ 08543-9095
Age: 51


Kevin A. Ryan         Director     1993 to   Director Emeritus of The Boston University     51 Funds       None
P.O. Box 9095                      present   Center for the Advancement of Ethics and       50 Portfolios
Princeton,                                   Character from 1989 to 1999; Professor of
NJ 08543-9095                                Education at Boston University from 1982 to
Age: 71                                      1999 and Professor Emeritus thereof since 1999.


Roscoe S. Suddarth    Director     2000 to   President of Middle East Institute from 1995   51 Funds       None
P.O. Box 9095                      present   to 2001; Foreign Service Officer of United     50 Portfolios
Princeton,                                   States Foreign Service from 1961 to 1995
NJ 08543-9095                                and Career Minister from 1989 to 1995;
Age: 68                                      Deputy Inspector General of U.S. Department
                                             of State from 1991 to 1994; U.S. Ambassador
                                             to the Hashemite Kingdom of Jordan from 1987
                                             to 1990.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004


Officers and Directors (unaudited)(concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length                                                   Fund Complex   Directorships
                      Held with    Of Time                                                  Overseen by    Held by
Name, Address & Age   Fund         Served    Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors* (concluded)

Richard R. West       Director     1993 to   Professor of Finance, New York University,     51 Funds       Bowne & Co.,
P.O. Box 9095                      present   Leonard N. Stern School of Business            50 Portfolios  Inc.; Vornado
Princeton,                                   Administration from 1982 to 1994 and                          Operating
NJ 08543-9095                                Dean Emeritus thereof since 1994.                             Company;
Age: 66                                                                                                    Vornado
                                                                                                           Realty Trust;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg     Director     2000 to   Self-employed financial consultant since       51 Funds       None
P.O. Box 9095                      present   1994; Executive Vice President of The          50 Portfolios
Princeton,                                   Prudential Insurance Company of America
NJ 08543-9095                                from 1988 to 1994; Former Director of
Age: 69                                      Prudential Reinsurance Company and former
                                             Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                      Position(s)  Length
                      Held with    Of Time
Name, Address & Age   Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke       Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,            and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011         Treasurer    1999 to
Age: 43                            present


Kevin J. Booth        Vice         2001 to   Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011         President    present   from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 49


Joseph P. Matteo      Vice         2001 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011         President    present   from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 40


Phillip S. Gillespie  Secretary    2004 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                      present   to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM
Princeton,                                   since 1998.
NJ 08543-9011
Age: 39


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286


NYSE Symbol
ARK



Charles R. Reilly, Director of Senior High Income Portfolio, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Reilly well in his retirement.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 29, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Fiscal Year Ending February 29, 2004 - $35,900
                 Fiscal Year Ending February 28, 2003 - $35,000

(b) Audit-Related Fees - Fiscal Year Ending February 29, 2004 -
                         $7,500
                         Fiscal Year Ending February 28, 2003 -
                         $30,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees above.

(c) Tax Fees -    Fiscal Year Ending February 29, 2004 - $5,200
                  Fiscal Year Ending February 28, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending February 29, 2004 - $0
                     Fiscal Year Ending February 28, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending February 29, 2004 - $17,838,364
    Fiscal Year Ending February 28, 2003 - $17,256,337

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Charles C. Reilly (retiring as of December 31, 2003)
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee").
The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: April 16, 2004